As filed with the Securities and Exchange Commission on September 28, 1999 Registration Nos. 33-35827 and 811-06139




                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 23

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 46

                          THE 59 WALL STREET FUND, INC.

               (Exact Name of Registrant as Specified in Charter)


               21 Milk Street, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code: (617) 423-0800


                               Philip W. Coolidge
                21 Milk Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)


                                    Copy to:
                         John E. Baumgardner, Jr., Esq.
                              Sullivan & Cromwell
                   125 Broad Street, New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):

 [] Immediately upon filing pursuant to paragraph (b) [ ] on pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(i) [ ] on
(date) pursuant to paragraph (a)(i) [X ] 75 days after filing pursuant to paragraph (a)(ii) [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest (par value $.001)

PROSPECTUS

                      The 59 Wall Street Opportunities Fund
                   21 Milk Street, Boston, Massachusetts 02109

     The Opportunities Fund is a separate portfolio of The 59 Wall Street Fund, Inc. Shares of the Fund are offered by this Prospectus. The Fund is designed to enable investors to participate in the opportunities available in the smaller capitalization segment of the U.S. equity market.

     Brown Brothers Harriman & Co. is the Investment Adviser for the Fund. [NAME(S)] is/are the Investment Sub-Adviser(s) for the Fund. Shares of the Fund are offered at net asset value without a sales charge.











































--------------------------------------------------------------------------------
Neither The Securities And Exchange Commission Nor Any State Securities Commission Has Approved Or Disapproved Of These Securities Or Passed Upon The Adequacy Or Accuracy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.
--------------------------------------------------------------------------------


                  The date of this Prospectus is [DATE], 1999.

                                TABLE OF CONTENTS
                                                                            Page
                                                                        --------
Investment Objective and Strategies                                           1
Principal Risk Factors                                                        2
Fees and Expenses of the Fund                                                 2
Investment Adviser                                                            3
Investment Sub-Adviser(s)                                                     4
Shareholder Information                                                       5
Additional Investment Information                                             7

INVESTMENT OBJECTIVE AND STRATEGIES

   The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

   The Fund uses a multi-manager structure. The Investment Adviser generally manages and oversees the investment activities for the Fund. It is the Investment Adviser's intention to employ Investment Sub-Adviser(s) to manage the Fund. The Investment Adviser determines the allocation of the Fund's assets among those selected Investment Sub-Advisers. The Investment Adviser has discretion to select, retain and discharge the Investment Sub-Advisers with approval from the Board of Directors for the Fund. The Investment Adviser may take these actions at any time without shareholder approval.

   The Investment Adviser selects Investment Sub-Adviser(s) based on such characteristics as style, investment process, performance track record, quality of management and breadth of resources. Provided the Fund achieves a critical mass, the Investment Adviser intends to hire multiple Investment Sub-Advisers in order to blend investment styles (i.e. growth and value), achieve broader diversification and benefit from an exposure to a variety of investment techniques. It is anticipated that each Investment Sub-Adviser will use a combination of quantitative models, along with various fundamental and valuation criteria, in order to manage the Fund. It is expected that each sub-adviser will construct diversified portfolios that typically invest in 50 to 250 companies.

   The Investment Adviser monitors the performance of each Investment Sub-Adviser and, to the extent it deems appropriate to achieve the Fund's investment objective, reallocates assets among the individual Investment Sub-Advisers or recommends that the Fund employ or terminate particular Investment Sub-Advisers.

   In its judgement, the Investment Adviser has determined that the following [#] Investment Sub-Adviser(s) are to be retained:
[NAME(S)]

     Approximately [ ]% of the Fund's assets are expected to be invested by [NAME]. [ONE OR TWO SENTENCES ON THAT FIRM'S INVESTMENT PHILOSPOHY, E.G. TOP-DOWN, VALUE, FUNDAMENTAL FACTORS, ETC.] [REPEAT FOR EACH INVESTMENT SUB-ADVISER]

   Under normal circumstances, the Investment Sub-Advisers intend to fully invest the assets of the Fund in equity securities of small companies. These securities consist primarily of common stocks listed on securities exchanges or traded in the over-the-counter market in the United States, The Investment Sub-Advisers may also purchase other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights and warrants.

   The Investment Sub-Advisers intend to focus on approximately #### small companies. These companies have a stock market capitalization of less than $# billion and more than $### million. The common stocks of these companies represent approximately ##% of the market value of U.S. equities and have a total market value of over $## trillion. These companies are generally much smaller in capitalization than the companies listed in the Standard & Poor's 500 Index. The equity securities of these companies generally offer sufficient liquidity for use in the Fund.

   The Investment Sub-Advisers may purchase put and call options on stock indexes and may enter into futures contracts on stock indexes for the Fund. These strategies will be used solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased.

PRINCIPAL RISK FACTORS

   The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. As with any fund other than a money market mutual fund, the share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

   The principal risks of investing in the Fund are:


o  Market Risk:
   This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.


o  Small Company Investment Risk:
   Investing in equity securities of small companies involves risks not typically associated with investing in comparable securities of large companies. The Investment Sub-Advisers invest the assets of the Fund in companies that may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of small companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Fund's investments can experience unexpected sharp declines in their market prices. Therefore, shares of the Fund may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

   Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.



FEES AND EXPENSES OF THE FUND


       The table below describes the estimated fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.


                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

Maximum Sales Charge (Load)
Imposed on Purchases...................................................    None

Maximum Deferred Sales Charge (Load)...................................    None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends........................................    None

Redemption Fee.........................................................    None

Exchange Fee...........................................................    None


                         ANNUAL FUND OPERATING EXPENSES
     (Expenses that are deducted from Fund assets as a percentage of average net assets)
Investment Advisory Fees...............................................    1.00%

Distribution (12b-1) Fees..............................................     None

Other Expenses
  Administration Fee...................................................0.15%
  Shareholder Servicing/Eligible Institution Fee.......................0.25
  Other Expenses1......................................................0.30 0.70
   ----                                                                     ----

Total Annual Fund Operating Expenses...................................    1.70%
                                                                           ====


                                     EXAMPLE
      This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs and the return on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

             1  year..................................................     $ 173
              3 years.................................................     $ 536

INVESTMENT ADVISER

   The Investment Adviser is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 1998, it managed total assets of approximately $32 billion.

   The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Board of Directors of the Corporation, the Investment Adviser recommends one or more Investment Sub-Advisers to provide a continuous investment program for the Fund or a portion of the Fund's assets designated from time to time by the Investment Adviser. The investment program includes investment research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of the Fund's assets. The Investment Adviser monitors the performance of the Investment Sub-Advisers and rigorously evaluates how effectively each Investment Sub-Adviser has achieved the Fund's investment objective. Each Investment Sub-Adviser's investment objective is to outperform the Russell 2000 Index (the benchmark), on a risk adjusted basis, while consistently adhering to its stated investment policies and objectives. The Investment Adviser also reports to the Corporation's Board of Directors regarding the performance and investment procedures of each Investment Sub-Adviser and assists and consults with each Investment Sub-Adviser in connection with the Fund's continuous investment program.

    [Pursuant to an exemptive order from the SEC, the Investment Adviser, without shareholder approval, as normally would be required under the Investment Company Act of 1940, as amended (the "1940 Act"), may replace or add Investment Sub-Advisers and enter into investment sub-advisory agreements with these Investment Sub-Advisers upon approval of the Board of Directors. Within sixty days of the hiring of any new Investment Sub-Adviser or any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new Investment Sub-Adviser or investment sub-advisory agreement, except as modified by exemptive relief. Moreover, the Investment Adviser will not enter into an investment sub-advisory agreement with any Investment Sub-Adviser that is an "affiliated person," as defined in the 1940 Act, of the Corporation or the Investment Adviser without shareholder approval. In addition, whenever an Investment Sub-Adviser is hired or fired, the Investment Adviser will provide the Board of Directors with information showing the expected impact on the Investment Adviser's profitability and will report such impact quarterly.]

   Each Investment Sub-Adviser's fees will be paid by the Investment Adviser out of the advisory fees that it receives from the Fund. Fees paid to an Investment Sub-Adviser when there are multiple Investment Sub-Advisers will depend upon the fee rate negotiated with the Investment Adviser and upon the percentage of the Fund's assets allocated to that Investment Sub-Adviser, which may vary from time to time. Thus, the basis for fees paid to any such Investment Sub-Adviser will not be constant, and the relative amounts of fees paid to the various Investment Sub-Advisers of the Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by the Fund, which will remain fixed on the terms described below. The Investment Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the Investment Sub-Advisers results in excess profit to the Investment Adviser. Because the Investment Adviser will pay each Investment Sub-Adviser's fees out of its own fees from the Fund, there will not be any "duplication" of advisory fees paid by the Fund.

   Shareholders should recognize, however, that in engaging new Investment Sub-Advisers and entering into sub-advisory agreements, the Investment Adviser will negotiate fees with those Investment Sub-Advisers and, because these fees are paid by the Investment Adviser and not directly by the Fund, any fee reduction negotiated by the Investment Adviser may inure to the Investment Adviser's benefit and any increase will inure to its detriment. The fees paid to the Investment Adviser by the Fund and the fees paid to the Investment Sub-Advisers by the Investment Adviser are considered by the Board in approving the Fund's advisory and sub-advisory arrangements. Any increase in fees paid by the Fund to the Investment Adviser would require shareholder approval.


    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser under the Investment Advisory Agreement, the Fund pays the Investment Adviser an annual fee, computed daily and payable monthly, equal to 1.00% of the average daily net assets of the Fund.



SUB-ADVISERS

   The Investment Adviser has allocated the assets of the Fund among the Investment Sub-Advisers listed below. It is anticipated that approximately [#]% of the Fund's assets are expected to be managed by [NAME] and [#]% of the assets are expected to be managed by [NAME]. These allocations are expected to deviate occasionally from these allocation levels, but not significantly.

   Each Investment Sub-Adviser has complete discretion to buy and sell securities for the portion of the portfolio it manages, within the parameters of the Fund's investment objectives, policies and restrictions, and the more specific strategies, if any, developed by the Investment Adviser. The Investment Adviser, however, is ultimately responsible for the Funds' investment performance because it oversees the Investment Sub-Advisers and recommends their hiring, termination and replacement, as well as the asset allocation among them.

     [TO BE INSERTED - ALL INFORMATION, INCLUDING THAT REQUIRED BY ITEM 6(a)(1) AND (2) OF FORM N-1A REGARDING THE PORTFOLIO MANAGERS]



SHAREHOLDER INFORMATION


                                 NET ASSET VALUE

   The Corporation determines the Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.
   The Fund values its assets on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Corporation's Directors.


                               PURCHASE OF SHARES

   The Corporation offers shares of the Fund on a continuous basis at its net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order and acceptable payment for such order prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

   An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Currently, such minimum purchase requirements range from $1,000 to $5,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

   An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Brown Brothers Harriman & Co., the Fund's Shareholder
Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Fund's custodian, Brown Brothers Harriman & Co., has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Shareholder Servicing Agent has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.


                              REDEMPTION OF SHARES
   If the Corporation receives a redemption request prior to the net asset value determination on that day, the Corporation will execute such a redemption at the net asset value per share then determined. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

   Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

   Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request in good order to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.


                         Redemptions by the Corporation
   The Shareholder Servicing Agent has established a minimum account size of $25,000, which may be amended from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information
   Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

   The Corporation has reserved the right to pay the amount of a redemption from the Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund.

   The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

                           DIVIDENDS AND DISTRIBUTIONS
   The Corporation declares and pays to shareholders substantially all of the Fund's net income and realized net short-term capital gains annually as a dividend, and substantially all of the Fund's realized net long-term capital gains annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

   Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement.

   Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.


                                      TAXES
   Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

                                Foreign Investors
   The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

ADDITIONAL INVESTMENT INFORMATION


      Historically, the common stocks of small companies have provided investors with higher long-term returns than the common stocks of large companies as represented by the Standard & Poor's 500 Index or the Dow Jones Industrial Average. This superior long-term performance has been achieved in an irregular fashion as the common stocks of small companies have experienced relatively long periods of outperformance followed by periods of underperformance. Over the past 40 years, the major periods of outperformance were from 1958 to 1968, from 1973 to 1983 and from late 1990 to mid-1994. Since mid-1994, the common stocks of small companies have lagged the performance of common stocks of large companies.

                           RELATIVE PERFORMANCE CYCLE
                          Jan.1, Jan.1, Jan.1, July 1, Aug. 1, Nov. 1, July 1,
                           1951  1958    1969   1973    1983    1990    1994
                            to    to      to     to      to      to      to
                        Dec.31, Dec.31,June 30,July 31,Oct, 31 June 30, Dec. 31,
                          1957   1968    1973   1983    1990    1994     1998
                        ------- ------- ------ ------- ------  -------  -------

S&P 500 Index...........+ 178%  + 272%   +16%   +152%   +146%   +63%     +204%

Small Company Stock ......+79%   +985%   -46%   +1,101%  +9%    +115%     +87%
Index(Ibbotson Associates)

Russell 2000 Index*.......n/a    n/a     n/a     n/a     +15%   +102%     +87%
(Index started Dec. 1978)

     S&P 600 Index.............n/a n/a n/a n/a n/a +100% +105% (Index started
Jan. 1984)
--------------------------------------------------------------------------------
Note: Periods shown except for beginning and end points are based on peaks and troughs of relative performance. * Index comprised of those U.S. stocks ranked from the 1,001st largest to the 3,000th largest based on market capitalization. ANNUALIZED TOTAL RETURN JAN. 1, 1951 - DEC. 31, 1998 (Compound Rate) S&P 500
Index.................................................... +13.1% per year Small
Company Stock Index (Ibbotson Associates).................. +14.2% per year


   Year 2000 issue. Information technology experts are concerned about computer systems' ability to process data-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the Fund. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by the Fund. The Advisers are addressing the Year 2000 issue for their systems. The Fund has been informed by its other service providers that they are taking similar measures. Although the Fund does not expect the Year 2000 issue to adversely affect it, the Fund cannot guarantee that the efforts of the Fund, which are limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.

The 59 Wall Street
Opportunities Fund
SEC file number: 811-[    ]

More information on the Fund is available free upon request, including the following:

o  Annual/Semi-Annual Report
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affect the Fund's performance during the period.

o  Statement of Additional Information (SAI)
Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:
o  By telephone
   Call 1-800-625-5759

o  By mail write to the Fund's Shareholder Servicing          Agent:
   Brown Brothers Harriman & Co.
   59 Wall Street
   New York, New York 10005

o  By E-mail send your request to:
   59wall@bbh.com

o  On the Internet:
   Text-only versions of Fund documents can be viewed online or downloaded from:

   Brown Brothers Harriman & Co.
   http://www.bbhco.com

   SEC
     http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                               Opportunities Fund

                                   Prospectus
                                    [ ], 1999



     --------
1 "Other Expenses" are based on estimated amounts for the current fiscal year.

WS5778.doc

-------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                      THE 59 WALL STREET OPPORTUNITIES FUND
                   21 Milk Street, Boston, Massachusetts 02109
-------------------------------------------------------------------

         The 59 Wall Street Opportunities Fund (the "Fund") is a separate portfolio of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is designed to enable investors to participate in the opportunities available in the smaller capitalization segment of the U.S. equity market. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

         Brown Brothers Harriman & Co. is the investment adviser (the "Investment Adviser") of the Fund. The Investment Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Funds' investment programs. The Investment Adviser has entered into agreements with [NAMES] (the "Investment Sub-Advisers") to act as Investment Sub-Advisers.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated [ ], 1999, a copy of which may be obtained from the Corporation at the address noted above.

                                Table of Contents
                                                              Cross-Reference to
                                                        Page  Page in Prospectus

Investments
         Investment Objective and Policies  .  .  .  .  #               #
         Investment Restrictions   .  .  .  .  .  .  .  #
Management
         Directors and Officers   .  .  .  .  .         #
         Investment Adviser  .  .  .  .  .  .  .  .  .  #               #
         Investment Sub-Advisers  .  .    .             #
         Administrators.  .  .  .  .  .  .  .  .  .  .  #
         Distributor   .  .  .  .  .  .  .  .  .  .  .  #
         Shareholder Servicing Agent,
         Financial Intermediaries and Eligible
         Institutions .   .                             #
         Custodian, Transfer and Dividend Disbursing
         Agent    .  .  .  .  .  .   .                  #
         Independent Auditors                           #
Net Asset Value; Redemption in Kind   .  .  .  .        #               #





                                Table of Contents


                                                              Page

Computation of Performance   .  .  .  .  .  .  .              #
Purchases and Redemptions                                     #
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .              #
Description of Shares  .  .  .  .  .  .  .  .  .              #
Portfolio Brokerage Transactions .  .  .  .                   #
Additional Information. . . . . . . . . . . . . . .           #
Financial Statements   .  .  .  .  .  .  .  .  .              #


The date of this Statement of Additional Information is [], 1999.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------
         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.

     In response to adverse market, economic, political or other conditions, the Investment Sub-Advisers may make temporary investments for the Fund that are not consistent with the investment objective and principal investment strategies of the Fund. Such investments may prevent the Fund from achieving its investment objective.

                               Equity Investments

         Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                               Hedging Strategies

         Options on Stock. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option which involves selling the option previously purchased. Over-the-counter options ("OTC Options") purchased are treated as not readily marketable. (See "Investment Restrictions").

         Covered call options may also be sold (written) on stocks, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

         Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange) and the Russell 2000 Index (Chicago Board of Options Exchange).

      Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars times a specified multiple.

      The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Sub-Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.
      The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Fund's portfolio strategies.

      Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Fund.

      In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Corporation enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

      Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Sub-Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of the future price movements over the short term in the overall stock market may result in a poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

      When the Corporation enters into a Futures Contract for the Fund, it may be initially required to deposit, in a segregated account in the name of the broker performing in the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Corporation may be required to make subsequent deposits of cash or eligible securities called "variation margin" for the Fund, with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the Russell 2000 Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

      Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.




                          Loans of Portfolio Securities
         Loans of portfolio securities up to 30% of the total value of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent liquid securities as collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending the securities of the Fund, the Fund's income can be increased by the Fund's continuing to receive income on the loaned securities as well as by the opportunity for the Fund to receive income on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Corporation in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Corporation or Brown Brothers Harriman & Co. or to any Sub-Adviser or to any affiliate of a Sub-Adviser.

                             Short-Term Investments
         Although it is intended that the assets of the Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of the Fund's investment objective and long-term investment perspective, the Fund's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in a Investment Sub-Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of U.S. dollar denominated: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper; (iii) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (iv) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"); or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

                           U.S. Government Securities
         The assets of the Fund may be invested in securities issued by the U.S. Government, its agencies or instrumentalities. These securities include notes and bonds issued by the U.S. Treasury, zero coupon bonds and stripped principal and interest securities.

                              Restricted Securities
     Securities that have legal or contractual restrictions on their resale may be acquired for the Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market.
Accordingly, the valuation of these securities reflects any limitation on their liquidity.

                              Repurchase Agreements
         Repurchase agreements may be entered into for the Fund only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of Brown Brothers Harriman & Co. (the "Custodian"). If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances.

                   When-Issued and Delayed Delivery Securities
Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------
         The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act).
         Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Fund, may not:
         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;
         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;
         (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;
         (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933 as amended in selling a portfolio security;
         (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;
         (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);
         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);
         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);
         (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;
         (10)  issue any  senior  security  (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or
         (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than U.S. Government obligations) or more than 10% of its total assets in the outstanding voting securities of any one issuer; provided, however, that up to 25% of its total assets may be invested without regard to this restriction.
         Non-Fundamental Restrictions. The Corporation, on behalf of the Fund, may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i)
purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (iii) invest less than 65% of the value of the total assets of the Fund in the equity securities of companies with a market capitalization of less than $3 billion and more than $500 million. For these purposes, equity securities are defined as common stock, securities convertible into common stock, trust or limited partnership interests, rights and warrants. These policies are not fundamental and may be changed without shareholder or investor approval.
         The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of the Fund's total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount no greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer.
         Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Fund's investment restrictions relating to any particular investment practice or policy are not consistent, the Fund will adhere to the more restrictive limitation.

DIRECTORS AND OFFICERS
-------------------------------------------------------------------
     The Corporation's Directors, in addition to supervising the actions of the Administrator and Distributor of the Corporation, as set forth below, decide upon matters of general policy with respect to the Corporation.
     Because of the services rendered to the Fund by the Investment Adviser and to the Corporation by the Administrator, the Corporation requires no employees, and its officers, other than the Chairman, receive no compensation from the Fund.
     The Directors and executive officers of the Corporation, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

                          DIRECTORS OF THE CORPORATION

         J.V. SHIELDS, JR.* -- Chairman of the Board and Director; Trustee of The 59 Wall Street Trust; Trustee of the Portfolios(1) (since October 1999); Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(2) His business address is Shields & Company, 140 Broadway, New York, NY 10005.

         EUGENE P. BEARD** -- Director; Trustee of The 59 Wall Street Trust; Trustee of the Portfolios (since October 1999); Vice Chairman - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

         DAVID P. FELDMAN** -- Director; Trustee of The 59 Wall Street Trust; Trustee of the Portfolios (since October 1999); Retired; Chairman and Chief Executive Officer - AT&T Investment Management Corporation (prior to October
1997); Director of Dreyfus Mutual Funds, Equity Fund of Latin America, New World Balanced Fund, India Magnum Fund, and U.S. Prime Properties Inc.; Trustee of Corporate Property Investors. His business address 3 Tall Oaks Drive, Warren, NJ 07059.

         ALAN G. LOWY** -- Director; Trustee of The 59 Wall Street Trust; Trustee of the Portfolios (since October 1999); President of Lowy Industries (since August 1998); Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

         ARTHUR D. MILTENBERGER** -- Director; Trustee of The 59 Wall Street Trust; Trustee of the Portfolios (since October 1999); Retired; Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of Richard King Mellon Foundation; Director of Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April 1994); Member of Advisory Committee of Carlyle Group and Pittsburgh Seed Fund and Valuation Committee of Morgenthaler Venture Funds(3). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.

         RICHARD L. CARPENTER** -- Director (since October 1999); Trustee of The 59 Wall Street Trust (since October 1999); Trustee of the Portfolios; Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Retired; Director of Internal Investments, Public School Employees' Retirement System (prior to December 1995). His business address is 12664 Lazy Acres Court, Nevada City, CA 95959.

         CLIFFORD A. CLARK** -- Director (since October 1999); Trustee of The 59 Wall Street Trust (since October 1999); Trustee of the Portfolios; Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Retired; Director of Schmid, Inc. (prior to July 1993); Managing Director of the Smith-Denison Foundation. His business address is 42 Clowes Drive, Falmouth, MA 02540.

     DAVID M. SEITZMAN** -- Director (since October 1999); Trustee of The 59 Wall Street Trust (since October 1999); Trustee of the Portfolios; Retired; Physician with Seitzman, Shuman, Kwart and Phillips (prior to October 1997); Director of the National Capital Underwriting Company, Commonwealth Medical Liability Insurance Co. and National Capital Insurance Brokerage, Limited. His business address is 7117 Nevis Road, Bethesda, MD 20817.

         J. ANGUS IVORY** -- Director (since October 1999); Trustee of The 59 Wall Street Trust (since October 1999); Trustee of the Portfolios (since October
1999); Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999; ) Director of Brown Brothers Harriman Ltd., subsidiary of Brown Brothers Harriman & Co.; Director of Old Daily Saddelry; Advisor, RAF Central Fund; Committee Member, St. Thomas Hospital Pain Clinic (since 1999).

                           OFFICERS OF THE CORPORATION

     PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators").

         JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG.

     JOHN R. ELDER -- Treasurer; Vice President of SFG (since April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).

     LINWOOD C. DOWNS -- Assistant Treasurer; Treasurer of SFG, 59 Wall Street Distributors and 59 Wall Street Administrators.

     LINDA T. GIBSON -- Secretary; Senior Vice President and Secretary of SFG; Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators.

         SUSAN  JAKUBOSKI***  --  Assistant   Treasurer;   Assistant  Secretary,
Assistant Treasurer and Vice President of SFG and Signature Financial Group (Grand Cayman) Limited.

     MOLLY S. MUGLER -- Assistant Secretary; Vice President and Assistant Secretary of SFG; Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators.

         CHRISTINE A. DRAPEAU -- Assistant Secretary; Vice President of SFG (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).
-------------------------

     *Mr. Shields is an "interested person" of the Corporation because of his affiliation with a registered broker-dealer. **These Directors are members of the Audit Committee of the Corporation. (1) The Portfolios consist of the following active investment companies: U.S. Money Market Portfolio, U.S. Small Company Portfolio and International Equity Portfolio. (2) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(3) Richard K. Mellon and Sons, Richard King Mellon Foundation, R.K. Mellon Family Trusts, Mellon Family Investment Company IV, V and VI and Aerostructures Corporation, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a trust, an investment company and an aircraft manufacturer, respectively.

     Each Director and officer of the Corporation listed above holds the equivalent position with The 59 Wall Street Trust and the Portfolios. The address of each officer of the Corporation is 21 Milk Street, Boston, Massachusetts 02109. Messrs. Coolidge, Hoolahan, Downs and Elder and Mss. Gibson, Jakuboski, Mugler and Drapeau also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter. Except for Mr. Shields, no Director is an "interested person" of the Corporation as that term is defined in the 1940 Act. Directors of the Corporation The Directors of the Corporation receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation, all series of The 59 Wall Street Trust, and the Portfolios and any other active Portfolios having the same Board of Trustees based upon their respective assets. In addition, each series of the Trust and the Corporation, the Portfolios and any other active Portfolios having the same Board of Trustees which has commenced operations pays an annual fee to each Director of $1,000.

     * The Fund Complex consists of the Corporation, The 59 Wall Street Trust which currently consists of [four] series and the Portfolios [spell them out again].




                                    Pension or                   Aggregate
                                    Retirement                   Compensation
                      Compensation  Benefits   Estimated Annual  from Fund
Name of Person,       Paid by the   Accrued as Benefits upon     Complex*Paid
Position              Corporation   Part of    Retirement        to Directors
                                    Fund
                                    Expenses

J.V. Shields, Jr.,   $11,146        none       none              $31,000
Director

Eugene P. Beard,     $10,172        none       none              $26,000
Director

Richard L. Carpenter,  $0           none       none              $15,000
Director

Clifford A. Clark,     $0           none       none              $15,000
Director

David P. Feldman, $10,172           none       none              $15,000
Director

J. Angus Ivory,       $0            none       none              $0
Director

Alan G. Lowy,        $10,172        none       none              $26,000
Director

Arthur D.            $10,172        none       none              $26,000
Miltenberger,Director


David M. Seitzman,   $0            none        none              $15,000
Director



     By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement and the Administration Agreement with the Corporation (see "Investment Adviser" and "Administrator"), the Corporation does not require employees other than its officers, and none of its officers devote full time to the affairs of the Corporation, or, other than the Chairman, receive any compensation from the Fund. As of August 15, 1999, the Directors and officers of the Corporation as a group beneficially owned less than 1% of the outstanding shares of the Corporation.

INVESTMENT ADVISER
------------------------------------------------------------------------

          Under its Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Fund. The Investment Adviser's duties under the Investment Advisory Agreement include recommending to the Board of Directors one or more unaffiliated Investment Sub-Advisers to provide a continuous investment program for the Fund or a portion of the Fund's assets designated from time to time by the Investment Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of the Fund's assets. The Investment Adviser also reviews, monitors, and reports to the Board of Directors regarding the performance and investment procedures of each Investment Sub-Adviser and assists and consults with each Investment Sub-Adviser in connection with the Fund's continuous investment program. In addition, the Investment Adviser maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Directors with such periodic special reports as the Board may request.

     The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Corporation is dated August 10, 1999 and remains in effect for two years from such date and thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on August 10, 1999. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Corporation (see "Additional Information"). The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 1.00% of the Fund's average daily net assets. The investment advisory services of Brown Brothers Harriman & Co. to the Corporation are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between the Corporation or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all reference to "59 Wall Street"

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to ?59 Wall Street?.

     The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Fund. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing the investment advisory, administrative or shareholder servicing/eligible institution functions described above. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Corporation, or were prohibited from acting in such capacity, it is expected that the Directors of the Corporation would recommend to the investors that they approve a new investment advisory agreement for the Fund with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Shareholder Servicing Agreement, Eligible Institution Agreement or Administration Agreement with the Corporation or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Fund and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

INVESTMENT SUB-ADVISERS
------------------------------------------------------------------------
         Each Investment Sub-Adviser makes specific portfolio investments for that segment of the assets of the Fund under its management in accordance with the Fund's investment objective and the Investment Sub-Adviser's investment approach and strategies. Investment Sub-Advisers are employed or terminated by the Investment Adviser subject to the prior approval by the Board of Directors of the Corporation. Investment Sub-Advisers are paid by the Investment Adviser (not the Fund). The Investment Sub-Advisers' activities are subject to general supervision by the Investment Adviser and the Board of Directors of the Corporation. Although the Investment Adviser and the Board do not evaluate the investment merits of the Investment Sub-Adviser's specific securities selections, they do review the performance of each Investment Sub-Adviser relative to the selection criteria.

         Each of the Investment Sub-Advisory Agreements provides that neither the Investment Sub-Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the Investment Sub-Adviser of its duties under the Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Each of the Investment Sub-Advisory Agreements continue for the same term as the Investment Advisory Agreement and are subject to the same requirements for renewal.

ADMINISTRATORS
------------------------------------------------------------------------
     Brown Brothers Harriman & Co. acts as Administrator of the Corporation.

     In its capacity as Administrator of the Corporation, Brown Brothers Harriman & Co. administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the Securities and Exchange Commission.

     The Administration Agreement between the Corporation and Brown Brothers Harriman & Co. (dated November 1, 1993) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 10, 1998. The Administration Agreement will terminate automatically if assigned by either party thereto and is terminable by the Corporation at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940 Act) (see "Additional Information"). The Corporation's Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Corporation.
         The administrative fee payable to Brown Brothers Harriman & Co. from the Fund is calculated daily and payable monthly at an annual rate equal to 0.15% of the Fund's average daily net assets.
         Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.

DISTRIBUTOR
------------------------------------------------------------------------
     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statement and the Fund's prospectus as required under federal and state securities laws.
     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.
     The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Fund's Investment Advisory Agreement (see "Investment Adviser"). The Distribution
Agreement was most recently approved by the Independent Directors of the Corporation on February 9, 1999. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) (see "Additional Information"). The Distribution Agreement is terminable with respect to the Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.

SHAREHOLDER SERVICING AGENT
------------------------------------------------------------------------
         The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Corporation with respect to the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.


FINANCIAL INTERMEDIARIES
------------------------------------------------------------------------
         From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS
------------------------------------------------------------------------
         The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.



CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
------------------------------------------------------------------------
     Brown Brothers Harriman & Co. (the "Custodian"), 59 Wall Street, New York, New York 10005, is the Custodian for the Fund and State Street Bank and Trust Company ("State Street"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts, 02110, is the Transfer and Dividend Disbursing Agent for the Fund.
     As Custodian for the Fund, Brown Brothers Harriman & Co. is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for the Fund and each day computes the net asset value per share of the Fund. As Transfer and Dividend
Disbursing Agent, State Street is responsible for maintaining the books and records detailing the ownership of the Fund's shares.

INDEPENDENT AUDITORS
----------------------------------------------------------------------
     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund.

NET ASSET VALUE; REDEMPTION IN KIND
----------------------------------------------------------------------
         The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.
         The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange.
         Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.
         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired was more than 60 days, unless this is determined not to represent fair value by the Directors.
         Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of that Fund's net assets at the beginning of such 90 day period.

COMPUTATION OF PERFORMANCE
----------------------------------------------------------------------
         The average annual total return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and
(c) subtracting 1 from the result.
         The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.
         Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.
         Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.
     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Standard & Poor's 600 Index and the Russell 2000 Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.
     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

PURCHASES AND REDEMPTIONS
------------------------------------------------------------------------
         A confirmation of each purchase and redemption transaction is issued on execution of that transaction.
         The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.
         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.
         An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.
         In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.
     The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.
FEDERAL TAXES
------------------------------------------------------------------------
         Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.
         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.
     Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.
     Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.
     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.
     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.
     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.
     Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.
     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.
     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
------------------------------------------------------------------------
     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of The 59 Wall Street Opportunities Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are eight such series in addition to the Fund.
     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.
     Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares, when issued, are fully paid and non-assessable by the Corporation.
     Stock certificates are not issued by the Corporation.
     The By-Laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.
     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.
     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
     The Corporation may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. Such an investment would be made only if the Directors believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Corporation were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.
     It is expected that the investment of the Fund in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Corporation is requested to vote on matters pertaining to the investment company, the Corporation would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

                        PORTFOLIO BROKERAGE TRANSACTIONS
------------------------------------------------------------------------
Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases. In effecting securities transactions for the Fund, the Investment Sub-Advisers seek to obtain the best price and execution of orders. In selecting a broker, the Investment Sub-Advisers consider a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Sub-Advisers determine in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker. Portfolio securities are not purchased from or sold to the Administrator, Distributor, Investment Adviser or an Investment Sub-Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor, Investment Adviser or Investment Sub-Adviser when such entities are acting as principals, except to the extent permitted by law. Brown Brothers Harriman & Co. acts as one of the principal brokers for the Fund in the purchase and sale of securities when, in the judgment of the Investment Adviser and/or an Investment Sub-Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers for the Fund, Brown Brothers Harriman & Co. receives brokerage commissions from the Fund The use of Brown Brothers Harriman & Co. as a broker for the Fund is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Fund to use Brown Brothers Harriman & Co. as a broker provided that certain conditions are met. In addition, under the 1940 Act, commissions paid by the Fund to Brown Brothers Harriman & Co. in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. The Directors of the Corporation from time to time review, among other things, information relating to the commissions charged by Brown Brothers Harriman & Co. to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman & Co. effects brokerage transactions for the Fund are reviewed and approved no less often than annually by a majority of the non-interested Directors of the Corporation. A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Sub-Advisers may consider the research and other investment information provided by such brokers. Research services provided by brokers to which the Investment Sub-Advisers have allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all an Investment Sub-Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Sub-Advisers believe that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Corporation does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services. The Investment Sub-Advisers may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Corporation would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities. The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and/or the Investment Sub-Advisers and published data concerning transaction costs incurred by institutional investors generally.

                                  Miscellaneous
         Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of an Investment Sub-Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Sub-Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION
---------------------------------------------------------------
         As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.
         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.
         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.
         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

WS5778

PART C
ITEM 23.  EXHIBITS.

 (a)     (i)      Restated Articles of Incorporation of the Registrant.(7)

         (ii)     Establishment and Designation of Series of The 59 Wall
                      Street U.S. Equity Fund and The 59 Wall Street Short/ Intermediate Fixed Fund.(7)
         (iii)    Establishment and Designation of Series of The 59 Wall
                      Street Small Company Fund.(7)
         (iv)     Establishment and Designation of Series of The 59 Wall
                      Street International Equity Fund.(7)
         (v)      Establishment and Designation of Series of The 59 Wall
                      Street Short Term Fund. (7)
         (vi) Redesignation of series of the The 59 Wall Street Short/ Intermediate Fixed Income Fund as The 59 Wall Street Inflation-Indexed Securities Fund. (8)
         (vii)    Establishment and Designation of Series of The 59 Wall
                      Street Tax-Efficient U.S. Equity Fund. (9)
         (viii) Establishment and Designation of Series of The 59 Wall Street Opportunities Fund. (12)

(b)      Amended and Restated By-Laws of the Registrant.(7)


(c)               Not Applicable.

(d)      (i)      Advisory Agreement with respect to The 59 Wall Street
                  U.S. Equity Fund.(7)
         (ii)     Advisory Agreement with respect to The 59 Wall Street
                  Short/Intermediate Fixed Income Fund. (7)
         (iii)    Form of Advisory Agreement with respect to The 59 Wall Street
                  Inflation-Indexed Securities Fund.(8)
         (iv)     Form of Advisory Agreement with respect to The 59 Wall
                      Street Tax-Efficient U.S. Equity Fund. (9)
         (v)      Form of Advisory Agreement with respect to The 59 Wall
                  Street Opportunities Fund. (12)
         (vi)     Form of Sub-Advisory Agreement with respect to The 59
                  Wall Street Opportunities Fund. (12)

(e)               Form of Amended and Restated Distribution Agreement.(3)

(f)                        Not Applicable.

(g)               (i) Form of Custody Agreement.(2)
                      (ii) Form of Transfer Agency Agreement.(2)

(h)               (i) Amended and  Restated  Administration  Agreement.(6)
                  (ii)Subadministrative Services Agreement.(6)
                  (iii) Form of License Agreement.(1)
                  (iv) Amended and Restated Shareholder Servicing Agreement.(6)
                    (a) Appendix A to Amended and Restated Shareholder
                            Servicing Agreement.(9)
                    (b) Appendix A to Amended and Restated Shareholder
                        Servicing Agreement. (12)
                  (v) Amended and Restated Eligible Institution Agreement.(6)
                    (a) Appendix A to Amended and Restated Eligible
                             Institution Agreement.(9)
                    (b) Appendix A to Amended and Restated Eligible
                            Institution Agreement.  (12)
                  (vi) Form of Expense Reimbursement Agreement with respect to
                        The 59 Wall Street U.S. Equity Fund.(6)
                      (vii) Form of Expense Reimbursement Agreement with
                            respect to The 59 Wall Street Short/Intermediate Fixed Income Fund.(6)
                  (viii) Form of Expense Payment Agreement with respect to
                        The 59 Wall Street Inflation-Indexed Securities Fund.(8)
                  (ix) Form of Expense Payment Agreement with respect to The
                        59 Wall Street Tax-Efficient U.S. Equity Fund. (9)
                  (x)  Form of Expense Payment Agreement with respect to The
                        59 Wall Street International Equity Fund.(10)

(i)               Opinion of Counsel (including consent).(2)

(j)               Independent auditors' consent.(11)

(k)               Not Applicable.

(l)               Copies of investment representation letters from initial
                      shareholders.(2)
                  (i) Form of investment representation letter from initial
                      shareholders of The 59 Wall Street Opportunities Fund.(12)

(m)               Not Applicable.

(n)               Not Applicable.

17                Financial Data Schedule.(11)

(1)Filed with the initial Registration Statement on July 16, 1990.

(2)Filed with Amendment No. 1 to this Registration Statement on October 9, 1990.

(3)Filed with  Amendment  No.2 to this  Registration  Statement  on February 14,
   1991.

(4)Filed with Amendment No. 5 to this Registration Statement on June 15, 1992.

(5)Filed with Amendment No. 7 to this Registration Statement on March 1, 1993.

(6)Filed with  Amendment  No.9 to this  Registration  Statement  on December 30,
   1993.

(7)Filed with Amendment No. 24 to this Registration Statement on
   February 28, 1996.

(8)Filed with Amendment No. 27 to this Registration Statement on
   February 28, 1997.

(9)Filed with Amendment No. 38 to this Registration Statement on
   September 21, 1998.

(10)Filed with Amendment No. 40 to this Registration Statement on
   December 30, 1998.

(11)Filed with Amendment No.43 to this Registration Statement on February 26, 1999.

(12) Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

         See "Directors and Officers" in the Statement of Additional Information filed as part of this Registration Statement.

Item 25.          Indemnification

         Reference is made to Article VII of Registrant's By-Laws and to Section 5 of the Distribution Agreement between the Registrant and 59 Wall Street Distributors, Inc.

         Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of Investment Adviser.

         The Registrant's investment adviser, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

         To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.          Principal Underwriters.

         1.       (a)      59 Wall Street Distributors, Inc. ("59 Wall Street
                           Distributors") and its affiliates, also serves as administrator and/or distributor to other registered investment companies.

                  (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, MA 02109. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Director of the Registrant.

                           Position and Offices with        Position and Offices
    Name                   59 Wall Street Distributors      with the Registrant
-------------             ---------------------------       --------------------

Philip W. Coolidge       Chief Executive                  President
                           Officer, President
                           and Director

John R. Elder            Assistant Treasurer              Treasurer


Linda T. Gibson          Secretary                        Secretary


Molly S. Mugler          Assistant Secretary              Assistant Secretary

Christine A. Drapeau           --                         Assistant Secretary

Susan Jakuboski          Assistant Treasurer              Assistant Treasurer

Linwood C. Downs         Treasurer                        Assistant Treasurer


Robert Davidoff          Director                                --
CMNY Capital, L.P.
135 East 57th Street
New York, NY  10022

Donald Chadwick          Director                                --
Scarborough & Company
110 East 42nd Street
New York, NY  10017

Leeds Hackett           Director                                  --
National Credit
Management Corporation
10155 York Road
Cockeysville, MD  21030

Laurence E. Levine      Director                                  --
First International
  Capital Ltd.
130 Sunrise Avenue
Palm Beach, FL  33480


         (c)      Not Applicable.

Item 28.  Location of Accounts and Records.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:

         The 59 Wall Street Fund, Inc.
         21 Milk Street
         Boston, MA 02109

         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY 10005
            (investment adviser, eligible institution and shareholder servicing agent)

         59 Wall Street Distributors, Inc.
         21 Milk Street
         Boston, MA 02109
            (distributor)

         59 Wall Street Administrators, Inc.
         21 Milk Street
         Boston, MA 02109
         (subadministrator)

         State Street Bank and Trust Company
         1776 Heritage Drive
         North Quincy, MA 02171
        (custodian and transfer agent)

Item 29.          Management Services.

         Other than as set forth under the caption "Management of the Corporation" in the Prospectus constituting Part A of the Registration Statement, Registrant is not a party to any management-related service contract.


Item 30.          Undertakings.

        Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the [ ] day of August, 1999.


                                                THE 59 WALL STREET FUND, INC.

                                                 By /s/ PHILIP W. COOLIDGE
                                                (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                                     Title

/s/ J.V. SHIELDS, JR.                                Director and Chairman of
 (J.V. Shields, Jr.)                                          the Board


/s/ PHILIP W. COOLIDGE                        President (Principal
(Philip W. Coolidge)                                 Executive Officer)


/s/ EUGENE P. BEARD                           Director
(Eugene P. Beard)


/s/ DAVID P. FELDMAN                          Director
(David P. Feldman)


/s/ ARTHUR D. MILTENBERGER                    Director
(Arthur D. Miltenberger)


/s/ ALAN D. LOWY                              Director
(Alan D. Lowy)

/S/ JOHN R. ELDER                             Treasurer and Principal
(John R. Elder)                               Accounting Officer

                               INDEX TO EXHIBITS

EX-99.B5(a)  Form of Investment Advisory Agreement(Opportunities Fund)

EX-99.B5(b)  Form of Subadvisory Agreement (0pportunities Fund)

EX-99.B9(a)  Appendix A to Shareholder Servicing Agreement

EX-99.B9(b)  Appendix A to Eligible Institution Agreement